EXHIBIT (10-6)

Key Manager Long-Term Incentive Program - Related
Correspondence and Terms and Conditions

FORM AA

FORM AA AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-AA

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK PRICE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    [ACCEPTANCE DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM AA

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer
ATTACHMENTS

To Accept Your Award

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above (including attachments).

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM AA

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

Option Form BB

FORM BB AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you two options to purchase shares of Procter & Gamble Common Stock as follows:

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Subject: NON-STATUTORY STOCK OPTION SERIES XX-BB1

The Company hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:
Option Price per Share:    $[STOCK_PRICE]
Number of Shares:    [#BB1 SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT_DATE + 10 YEARS]
Vest Date:        100% on [GRANT_DATE + 3 YEARS]
Acceptance Deadline:    [ACCEPTANCE_DATE]

Vesting and Exercise for Series XX-BB1
As long as you remain in compliance with the terms of the Plan and the Regulations, these option shares will not be forfeitable, will become exercisable on the Vest Date, and will expire on the Expiration Date. In the case of death prior to the Vest Date, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

Subject: NON-STATUTORY STOCK OPTION SERIES XX-BB2

The Company hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:
Option Price per Share:    $[STOCK_PRICE]
Number of Shares:    [#BB2 SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT_DATE + 10 YEARS]
Vest Date:        100% on [GRANT_DATE + 3 YEARS]
Acceptance Deadline:    [ACCEPTANCE_DATE]

Vesting and Exercise for Series XX-BB2
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award

Option Form BB

was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

Should you choose to accept the stock options, please make sure to also verify your intention that you will not exercise the options earlier than January 1 of the 4th calendar year following the date of grant (January 1, 20xx). To confirm this commitment, you will need to submit the attached Exercise Commitment Letter no later than [ACCEPTANCE_DATE]. More information is provided in the attached document “Belgian Letter Supplement”.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer
ATTACHMENTS
Belgian Letter Supplement
Belgian Exercise Commitment Letter

To Accept Your Award
Read and check the four boxes below:
☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.
☐    I accept the Award detailed above.
☐    Pursuant to article 43 § 6 of the law of March 26, 1999 on stock options I hereby personally commit not to exercise the stock options earlier than 1st of Jan of the 4th year following the date of grant. I have read and understood and accept all the conditions indicated in all attachments.
☐    I reject the Belgium exercise commitment. I am fully aware that this will have an impact on the Belgian taxable base for these options.

To Reject Your Award
Read and check the box below:
o     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

Option Form BB

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM F

FORM F AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: UK Tax Advantaged (NON-STATUTORY) STOCK OPTION SERIES 15-F

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the applicable sub-plan, the Schedule 4 CSOP Sub-Plan for the United Kingdom (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement, including Attachment A and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(a) and 6.1(c) of the Plan. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Schedule 4 CSOP Sub-Plan for the United Kingdom and the Regulations of the Committee by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the first anniversary of your date of death.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM F

This Award Agreement, including Attachment A, the Plan and the Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the two boxes below:

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•The Schedule 4 CSOP Sub-plan for the United Kingdom;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM F

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM FR

FORM FR AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-FR

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        XX February 20XX
Vest Date:        100% on XX February 20XX
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6 relating to certain restrictions with respect to employment with other companies. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan, and you may access the Regulations and sub-plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until 6 months following the date of death.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM FR

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the two boxes below:

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above.
J'ai lu et je comprends le Sous-Plan Français qui m'a été donnée en Anglais.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM FR

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my Employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my Employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM IT

FORM IT AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES XX-IT

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        XX February 20XX
Vest Date:        100% on XX February 20XX
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(b) (relating to certain restrictions with respect to employment with other companies). Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan, and you may access the Regulations and sub-plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the case of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM IT

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the two boxes below:

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM IT

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM UF

FORM UF AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you two options to purchase shares of Procter & Gamble Common Stock as follows set forth below.

Subject: NON-STATUTORY STOCK OPTION SERIES 15-UK

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan, and you may access the Regulations, which includes the sub-plans, by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

FORM UF

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

Subject: UK Tax Advantaged (NON-STATUTORY) STOCK OPTION SERIES 15-F

The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the applicable sub-plan, the Schedule 4 CSOP Sub-Plan for the United Kingdom (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement, including Attachment A and the Exercise Instructions in place as may be revised from time to time, except that the Committee has waived the provisions of Article 6.1(a) and 6.1(c) of the Plan. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Schedule 4 CSOP Sub-Plan for the United Kingdom and the Regulations of the Committee by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the first anniversary of your date of death.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and the Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in

FORM UF

Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the three boxes below:

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•The Schedule 4 CSOP Sub-Plan for the United Kingdom (applies to series 15-F only);
•Regulations of the Committee;
•This Award Agreement, including Attachment A and Attachment UK.

☐    I agree to accept the charge of National Insurance contributions (employee and employer's) on the gain resulting from the future exercise of the above option at such rate as in force at the time of that exercise. I have read, understand and agree to be bound by the National Insurance Contributions Joint Election Agreement Form. (Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs).

☐    I accept the Award detailed above.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM UF

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, national insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM UF

ATTACHMENT UK

I understand that I am eligible to receive a grant of stock options or restricted stock units (an “Award”) under The Procter & Gamble 2014 Omnibus Incentive Compensation Plan (the “Plan”).

Responsibility for UK Taxes (Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs)

I acknowledge and agree that I shall be liable for the Secondary Class 1 National Insurance Contributions which may be payable by P&G or my employer (“Employer”) (or by any successor to P&G or my Employer) with respect to the acquisition of stock pursuant to the Award, the assignment or release of the Award for consideration, or the receipt of any other benefit in connection with the Award and that liability for the Secondary Class 1 National Insurance Contribution payments shall be transferred to me to the fullest extent permitted by law. I hereby authorize P&G or any subsidiary owned directly or indirectly by P&G, or the successor to any such company (the “Company Group”) to withhold such Secondary Class 1 National Insurance Contributions from my salary or other payment due to me, or by arranging for the sale of shares of stock which I am entitled to receive on the exercise or settlement of the Award, or I may make payment for such Secondary Class 1 National Insurance Contributions by cash or check to the member of the Company Group who will remit any such contributions to HMRC. Prior to the first vesting date of the Award, I shall make an election in the form specified and/or approved for such election by HMRC that the liability for the Secondary Class 1 National Insurance Contribution payments on any such gains shall be transferred to me (the “Election”). I further agree to execute such other elections as may be required between me and any successor to P&G and/or my Employer.

FORM UF

The Procter & Gamble
2014 Stock and Incentive Compensation Plan

Stock Option Awards
For Employees in the United Kingdom

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY
CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE
(Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs)

1.	Parties

This Election is between:

(A)
You, the individual who has obtained access to this Election (the “Employee”), who is eligible to receive stock options (the “Options”) granted by The Procter & Gamble Company of 1 Procter & Gamble Plaza, Cincinnati, OH 45202, U.S.A. pursuant to the terms and conditions of the Procter & Gamble 2014 Stock and Incentive Compensation Plan (the “Plan”), and

(B)	The Procter & Gamble Company (“P&G” or the “Company”), which may grant Options under the Plan and is entering into this Election on behalf of the Employee’s Employer (“Employer”).

2.	Purpose of Election

2.1
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a "Taxable Event" pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992, including:

(i)	the acquisition of securities pursuant to the Options (pursuant to section 477(3)(a) ITEPA); and/or

(ii)	the assignment or release of the Options in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii)	the receipt of a benefit in connection with the Options other than a benefit within (i) or (ii) above (pursuant to section 477(3)(c) ITEPA); and/or

(iv)	the acquisition of securities pursuant to Options granted under the Tax Advantaged sub-plan of the Plan in circumstances that do not attract relief from income tax.

In this Election, ITEPA means the Income Tax (Earnings and Pensions) Act 2003.

2.2	This Election applies to all Options granted to the Employee under the Plan on or after January 1, 2015 up to the termination date of the Plan.

2.3
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3.	The Election

The Employee and the Employer jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by checking the accept boxes of the grant letter and submitting, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.	Payment of the Employer’s Liability

4.1	The Employee hereby authorises the Employer and/or P&G to collect the Employer’s Liability from the Employee at any

FORM UF

time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options; and/or

(iv)	through any other method as set forth in the award agreement entered into between the Employee and P&G.

4.2	The Employer hereby reserves for itself and P&G the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

4.3
The Employer agrees to remit the Employer’s Liability to Her Majesty’s Revenue and Customs (“HMRC”) on behalf of the Employee within 17 days after the end of the UK tax month during which the Taxable Event occurs.

5.	Duration of Election

5.1
The Employee and the Employer agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	such time as both the Employee and the Employer agree in writing that it should cease to have effect;

(ii)	on the date the Employer serves written notice on the Employee terminating its effect;

(iii)	on the date HMRC withdraws approval of this Form of Election; or

(iv)	on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding Options granted under the Plan.

Acceptance by the Employee

The Employee acknowledges that by checking the accept boxes and submitting where indicated above, the Employee agrees to be bound by the terms of this Election as stated above.

Acceptance by the Employer

The Employer acknowledges that Mark Biegger is an authorized representative and that by delivering this document bearing his name, the Employer agrees to be bound by the terms of this Election as stated above.

FORM UK

FORM UK AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: NON-STATUTORY STOCK OPTION SERIES 15-UK

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you an option to purchase shares of Procter & Gamble Common Stock as follows:

Option Price per Share:    $[STOCK_PRCE]
Number of Shares:    [SHARES]
Grant Date:        [GRANT_DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    XX April 20XX

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), and this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Constituent Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings

FORM UK

and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award
Read and check the three boxes below:

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A and Attachment UK.

☐    I agree to accept the charge of National Insurance contributions (employee and employer's) on the gain resulting from the future exercise of the above option at such rate as in force at the time of that exercise. I have read, understand and agree to be bound by the National Insurance Contributions Joint Election Agreement Form. (Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs).

☐    I accept the Award detailed above.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM UK

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my Employer and shall not interfere with the ability of my Employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my Employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, national insurance contributions, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my Employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM UK

ATTACHMENT UK

I understand that I am eligible to receive a grant of stock options or restricted stock units (an “Award”) under The Procter & Gamble 2014 Omnibus Incentive Compensation Plan (the “Plan”).

Responsibility for UK Taxes (Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs)

I acknowledge and agree that I shall be liable for the Secondary Class 1 National Insurance Contributions which may be payable by P&G or my employer (“Employer”) (or by any successor to P&G or my Employer) with respect to the acquisition of stock pursuant to the Award, the assignment or release of the Award for consideration, or the receipt of any other benefit in connection with the Award and that liability for the Secondary Class 1 National Insurance Contribution payments shall be transferred to me to the fullest extent permitted by law. I hereby authorize P&G or any subsidiary owned directly or indirectly by P&G, or the successor to any such company (the “Company Group”) to withhold such Secondary Class 1 National Insurance Contributions from my salary or other payment due to me, or by arranging for the sale of shares of stock which I am entitled to receive on the exercise or settlement of the Award, or I may make payment for such Secondary Class 1 National Insurance Contributions by cash or check to the member of the Company Group who will remit any such contributions to HMRC. Prior to the first vesting date of the Award, I shall make an election in the form specified and/or approved for such election by HMRC that the liability for the Secondary Class 1 National Insurance Contribution payments on any such gains shall be transferred to me (the “Election”). I further agree to execute such other elections as may be required between me and any successor to P&G and/or my Employer.

FORM UK

The Procter & Gamble
2014 Stock and Incentive Compensation Plan

Stock Option Awards
For Employees in the United Kingdom

FORM OF ELECTION TO TRANSFER THE EMPLOYER’S SECONDARY
CLASS 1 NATIONAL INSURANCE LIABILITY TO THE EMPLOYEE
(Only applicable to Stock Option Series 15-UK, not applicable to Stock Options Series 15-F or RSUs)

1.	Parties

This Election is between:

(A)
You, the individual who has obtained access to this Election (the “Employee”), who is eligible to receive stock options (the “Options”) granted by The Procter & Gamble Company of 1 Procter & Gamble Plaza, Cincinnati, OH 45202, U.S.A. pursuant to the terms and conditions of the Procter & Gamble 2014 Stock and Incentive Compensation Plan (the “Plan”), and

(B)	The Procter & Gamble Company (“P&G” or the “Company”), which may grant Options under the Plan and is entering into this Election on behalf of the Employee’s Employer (“Employer”).

2.	Purpose of Election

2.1
This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise on the occurrence of a "Taxable Event" pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992, including:

(i)	the acquisition of securities pursuant to the Options (pursuant to section 477(3)(a) ITEPA); and/or

(ii)	the assignment or release of the Options in return for consideration (pursuant to section 477(3)(b) ITEPA); and/or

(iii)	the receipt of a benefit in connection with the Options other than a benefit within (i) or (ii) above (pursuant to section 477(3)(c) ITEPA); and/or

(iv)	the acquisition of securities pursuant to Options granted under the Tax Advantaged sub-plan of the Plan in circumstances that do not attract relief from income tax.

In this Election, ITEPA means the Income Tax (Earnings and Pensions) Act 2003.

2.2	This Election applies to all Options granted to the Employee under the Plan on or after January 1, 2015 up to the termination date of the Plan.

2.3
This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the Social Security Contributions and Benefits Act 1992, or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

3.	The Election

The Employee and the Employer jointly elect that the entire liability of the Employer to pay the Employer’s Liability on the Taxable Event is hereby transferred to the Employee. The Employee understands that by checking the accept boxes of the grant letter and submitting, he or she will become personally liable for the Employer’s Liability covered by this Election.

4.	Payment of the Employer’s Liability

4.1	The Employee hereby authorises the Employer and/or P&G to collect the Employer’s Liability from the Employee at any

FORM UK

time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Options; and/or

(iv)	through any other method as set forth in the award agreement entered into between the Employee and P&G.

4.2	The Employer hereby reserves for itself and P&G the right to withhold the transfer of any securities to the Employee until full payment of the Employer’s Liability is received.

4.3
The Employer agrees to remit the Employer’s Liability to Her Majesty’s Revenue and Customs (“HMRC”) on behalf of the Employee within 17 days after the end of the UK tax month during which the Taxable Event occurs.

5.	Duration of Election

5.1
The Employee and the Employer agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	such time as both the Employee and the Employer agree in writing that it should cease to have effect;

(ii)	on the date the Employer serves written notice on the Employee terminating its effect;

(iii)	on the date HMRC withdraws approval of this Form of Election; or

(iv)	on the date the Election ceases to have effect in accordance with its terms in respect of any outstanding Options granted under the Plan.

Acceptance by the Employee

The Employee acknowledges that by checking the accept boxes and submitting where indicated above, the Employee agrees to be bound by the terms of this Election as stated above.

Acceptance by the Employer

The Employer acknowledges that Mark Biegger is an authorized representative and that by delivering this document bearing his name, the Employer agrees to be bound by the terms of this Election as stated above.

RSU Form KM

FORM KM AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: RESTRICTED STOCK UNIT SERIES XX-KM-RSU

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you Restricted Stock Units (“RSUs”) of Procter & Gamble Common Stock as follows:

Number of Restricted Stock Units:    [RSUSHARES]
Grant Date:            [GRANT_DATE]
Vest Date:            [GRANT_DATE + 5 YEARS]
Settlement Date:            [GRANT_DATE + 5 YEARS]
Acceptance Deadline:        [ACCEPTANCE_DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments, and the Settlement Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Voting Rights and Dividend Equivalents
This Award does not provide for Voting Rights or Dividend Equivalents.

Vesting and Payment
If you remain employed through the Vest Date, the Award will be paid on the Settlement Date, except in the case of death, as described below. If your Termination of Employment occurs for any reason before the Vest Date except for the reasons listed below, the Award will be forfeited. For the purposes of this Award, Termination of Employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.
Termination on Account of Death. In the case of death, the Award will be fully vested and payment will be made by the later of the end of the calendar year or two and a half months following the date of death.

2.
Termination on Account of Retirement or Disability after June 30 of the fiscal year in which this Award was granted. In the case of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this award was granted pursuant to to a Written Separation Agreement. In the event of your Termination of Employment from the Company or a subsidiary that occurs after June 30th of the fiscal year in which this award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will be delivered on the Settlement Date as long as you remain in compliance with the terms of the Plan, the Regulations, and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become deliverable on the Settlement Date as long as you remain in compliance with the terms of the Plan and the Regulations.

Notwithstanding the foregoing, in the event of a Change in Control, payment shall be made pursuant to the terms provided in the Plan.

RSU Form KM

Payment under this Award will be made in the form of Common Stock or such other form of payment as determined by the Committee pursuant to the Plan, subject to applicable tax withholding.

This Award Agreement including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements that have been entered by you with the Company regarding this specific Award. Any legal action related to this Award, including Article 6 of the Plan, may be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above.

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

RSU Form KM

Attachment A

Please note that when the issue or transfer of the Common Stock covered by this Award may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to issue or transfer said Common Stock and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award or shares purchased and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in P&G, details of all Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom I may elect to deposit any shares of stock acquired upon exercise or settlement of the Award. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the subsequent sale of shares acquired, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the sale of the shares. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of shares that I acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares, provided that P&G only withholds the amount of shares necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan or my purchase of shares that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the shares if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.

FORM EE

FORM EE AWARD AGREEMENT

[GRANT DATE]        [GLOBALID]

[FIRST NAME] [MIDDLE NAME] [LAST NAME]

Subject: STOCK APPRECIATION RIGHT SERIES 15-EE

In recognition of your contributions to the future success of the business, The Procter & Gamble Company (“Company”) hereby grants to you a stock appreciation right with respect to shares of Procter & Gamble Common Stock as follows:

Grant Price:        $[STOCK PRICE]
Number of Rights:    [SHARES]
Grant Date:        [GRANT DATE]
Expiration Date:        [GRANT DATE + 10 YEARS]
Vest Date:        100% on [GRANT DATE + 3 YEARS]
Acceptance Deadline:    [ACCEPTANCE DATE]

This Award is granted in accordance with and subject to the terms of The Procter & Gamble 2014 Stock and Incentive Compensation Plan (including any applicable sub-plan) (the “Plan”), the Regulations of the Compensation and Leadership Development Committee of the Board of Directors (“Committee”), this Award Agreement including Attachments and the Exercise Instructions in place as may be revised from time to time. Any capitalized terms used in this Agreement that are not otherwise defined herein are defined in the Plan. You may access the Plan by activating this hyperlink: The Procter & Gamble 2014 Stock and Incentive Compensation Plan and the Regulations and Sub Plans by activating this hyperlink: Regulations of the Committee. If you have difficulty accessing the materials online, please send an email to Execcomp.IM@pg.com for assistance.

Vesting and Exercise
If you remain employed through the Vest Date, the Award will become exercisable on the Vest Date. If you terminate employment for any reason before the Expiration Date and prior to exercising the Award, except for the reasons listed below, the Award will be forfeited immediately upon your termination of employment. For the purposes of this Award, termination of employment will be effective as of the date that you are no longer actively employed and will not be extended by any notice period required under local law.

1.	Termination on Account of Death. In the event of death, the Vest Date for this Award becomes your date of death and the Award remains exercisable until the Expiration Date.

2.
Termination on Account of Retirement or Disability after June 30th of the fiscal year in which this Award was granted. In the event of Retirement or Disability, respectively, that occurs after June 30th of the fiscal year in which this Award was granted, the Award is not forfeited and will be exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

3.
Termination after June 30th of the fiscal year in which this Award was granted pursuant to a Written Separation Agreement. In the event of Termination of Employment from the Company or a Subsidiary that occurs after June 30th of the fiscal year in which this Award was granted, your Award is forfeited unless you have executed a written separation agreement with the Company or a Subsidiary that provides for retention of the Award. If the Award is retained pursuant to a separation agreement, the Award will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan, the Regulations and the separation agreement.

4.
Termination in connection with a divestiture or separation of any of the Company’s businesses. In the event of Termination of Employment from the Company in connection with a divestiture or separation of any of the Company’s businesses, as determined by the Company’s Chief Human Resources Officer, the Award is retained and will become exercisable on the Vest Date in this Award Agreement and will expire on the Expiration Date as long as you remain in compliance with the terms of the Plan and the Regulations.

This Award Agreement, including Attachment A, the Plan and Regulations of the Committee together constitute an agreement between the Company and you in accordance with the terms thereof and hereof, and no other understandings and/or agreements have been entered by you with the Company regarding this specific Award. Any legal action related

FORM EE

to this Award, including Article 6 of the Plan, must be brought in any federal or state court located in Hamilton County, Ohio, USA, and you hereby agree to accept the jurisdiction of these courts and consent to service of process from said courts solely for legal actions related to this Award.

THE PROCTER & GAMBLE COMPANY

Mark Biegger

Chief Human Resources Officer

ATTACHMENTS

To Accept Your Award

☐    I have read, understand and agree to be bound by each of:
•The Procter & Gamble 2014 Stock and Incentive Compensation Plan;
•Regulations of the Committee;
•This Award Agreement, including Attachment A.

☐    I accept the Award detailed above (including attachments).

To Reject Your Award
Read and check the box below:

☐     I have read and understand the terms noted above and do not agree to be bound by these terms. I hereby reject the Award detailed above.

SUBMIT

FORM EE

Attachment A

Please note that when the payment of the redemption differential may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency, the Company reserves the right to refuse to pay the redemption differential and that any outstanding Awards may be suspended or terminated and net proceeds may be recovered by the Company if you fail to comply with the terms and conditions governing this Award.

Nature of the Award
By completing this form and accepting the Award evidenced hereby, I acknowledge that: i) the Plan is established voluntarily by The Procter & Gamble Company (“P&G”), it is discretionary in nature and it may be amended, suspended or terminated at any time; ii) Awards under the Plan are voluntary and occasional and this Award does not create any contractual or other right to receive future Awards, or benefits in lieu of an Award, even if Awards have been granted repeatedly in the past; iii) all decisions with respect to future Awards, if any, will be at the sole discretion of P&G; iv) my participation in the Plan is voluntary; v) this Award is an extraordinary item and not part of normal or expected compensation or salary for any purposes including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments; vi) in the event that my employer is not P&G, the Award will not be interpreted to form an employment relationship with P&G; and furthermore, the Award will not be interpreted to form an employment contract with my employer (“Employer”); vii) the future value of this award is unknown and cannot be predicted with certainty, may increase or decrease in value and potentially have no value; viii) my participation in the Plan shall not create a right to further employment with my employer and shall not interfere with the ability of my employer to terminate my employment relationship at any time, with or without cause; ix) and no claim or entitlement to compensation or damages arises from the termination of the Award or the diminution in value of the Award and I irrevocably release P&G and my employer from any such claim that may arise.

Data Privacy
I hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of my personal data as described in this document by and among, as applicable, my Employer and The Procter & Gamble Company and its subsidiaries and affiliates (“P&G”) for the exclusive purpose of implementing, administering and managing my participation in the Plan.

I understand that P&G and my Employer hold certain personal information about me, including, but not limited to, my name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any directorships held in P&G, details of all Awards or any other entitlements awarded, canceled, exercised, vested, unvested or outstanding in my favor, for the purpose of implementing, administering and managing the Plan (“Data”). I understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in my country or elsewhere (including countries outside the European Economic Area), and that the recipient’s country may have different data privacy laws and protections than my country. I understand that I may request a list with the names and addresses of any potential recipients of the Data by contacting my local human resources representative. I authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing my participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party. I understand that Data will be held only as long as is necessary to implement, administer and manage my participation in the Plan. I understand that I may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing my local human resources representative. I understand, however, that refusing or withdrawing my consent may affect my ability to participate in the Plan. For more information on the consequences of my refusal to consent or withdrawal of consent, I understand that I may contact my local human resources representative.

Responsibility for Taxes
Regardless of any action P&G or my Employer takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), I acknowledge that the ultimate liability for all Tax-Related Items is and remains my responsibility and that P&G and/or my Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of this Award, including the issuance, vesting or exercise, settlement, the receipt of any dividends or dividend equivalents or the potential impact of current or future tax legislation in any jurisdiction; and (2) do not commit to structure the terms of the Award or any aspect of the Award to reduce or eliminate my liability for Tax-Related Items.

Prior to exercise or settlement of an Award, I shall pay or make adequate arrangements satisfactory to P&G and/or my Employer to satisfy all withholding and payment on account obligations of P&G and/or my employer. In this regard, I authorize P&G and/or my Employer to withhold all applicable Tax-Related Items from my wages or other cash compensation paid to me by P&G and/or my Employer or from proceeds of the award. Alternatively, or in addition, if permissible under local law, P&G may (1) sell or arrange for the sale of a portion of the award to meet the withholding obligation for Tax-Related Items, and/or (2) withhold a portion of the award, provided that P&G only withholds the amount necessary to satisfy the minimum withholding amount. Finally, I shall pay to P&G or my Employer any amount of Tax-Related Items that P&G or my Employer may be required to withhold as a result of my participation in the Plan that cannot be satisfied by the means previously described. P&G may refuse to honor the exercise and refuse to deliver the award if I fail to comply with my obligations in connection with the Tax-Related Items as described in this section.